EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-QSB of Direct Wireless Communications, Inc. for the quarter ended June 30, 2002, I, Bill G. Williams, Chairman of the Board and Chief Executive Officer of Direct Wireless, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-QSB for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-QSB for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Direct Wireless Communications, Inc.


 /s/ Bill G. Williams
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Bill G. Williams
Chairman of the Board and Chief Executive Officer